Other Non-Operating Expense, Net	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
Other Non-Operating Expense, Net	Other Non-Operating Expense, Net

($ in millions)	Notes	For the year ended December 31,
		2022	2021	2020
Gain on sale of business	3	(278)	—	—
DDI / Benson Matter provision	19	270	—	—
Loss on extinguishment of debt	15	13	92	28
Other expense, net		2	6	5
Total other non-operating expense, net		7	98	33